Exhibit 99.1

Lehman Brothers Financial Services Conference May 11, 2005

REGIONS FINANCIAL CORPORATION Allen B. Morgan, Jr. Vice Chairman, Regions Financial Corporation Chairman, Morgan Keegan D. Bryan Jordan Executive V.P. and Chief Financial Officer Regions Financial Corporation

REGIONS FINANCIAL CORPORATION $84 billion in assets Over $15 billion in market capitalization $4.5 billion* in revenues from diversified sources 5 million customers Strong banking franchise in South, Midwest and Texas Over 250 brokerage offices in 15 states Completed merger with Union Planters Corporation on July 1, 2004 * Based on annualized 1Q05 financial results

SUFFICIENT SCALE 1 Citigroup $ 1,490 2 Bank of America 1,212 3 J.P. Morgan Chase 1,178 4 Wachovia 507 5 Wells Fargo 436 6 U.S. Bancorp 198 7 SunTrust 165 8 National City 141 9 Fifth Third 103 10 BB&T 102 11 State Street 100 12 Bank of New York 96 13 KeyCorp 90 14 Regions Financial 84 15 PNC Bank 83 16 North Fork 61 17 M&T Bank 54 18 Comerica 54 19 AmSouth 50 20 Union BanCal 49 Top 20 U.S. Banks - Total Assets ($ in Billions, as of March 31, 2005) 1 Citigroup $ 233.8 2 Bank of America 178.0 3 J.P. Morgan Chase 122.0 4 Wells Fargo 101.2 5 Wachovia 80.2 6 U.S. Bancorp 53.1 7 SunTrust 26.0 8 Fifth Third 23.8 9 Bank of New York 22.6 10 BB&T 21.4 11 National City 21.4 12 Regions Financial 15.0 13 PNC Bank 14.6 14 State Street 14.5 15 North Fork 13.2 16 KeyCorp 13.2 17 M&T Bank 11.6 18 Comerica 9.3 19 AmSouth 9.2 20 UnionBanCal 9.9 Top 20 U.S. Banks - Market Capitalization ($ in Billions, as of March 31, 2005) Source: Citigroup and Company Reports

ATTRACTIVE GEOGRAPHIC MARKETS Strong Banking Franchise in South, Midwest and Texas 14.6% 5.2% 8.5% 5.5% 7.9% 6.9% 14.4% 10.8% 10.2% 5.3% Percentage Of Banking Offices by State SC TX AK LA TN AL GA NC MO IO IL IN KY MS FL SC

ATTRACTIVE GEOGRAPHIC MARKETS and GOOD DISTRIBUTION POWER Regions Bank Morgan Keegan Regions Insurance Group 7TH largest U.S. bank branch network 1,400 banking offices in 15 states Over 250 brokerage offices Over 20 insurance offices 5 million customers

DIVERSIFIED REVENUE STREAM $4.5 Billion in Annualized Revenues* 1st Qtr 3rd Qtr 4th Qtr 61 8 2 18 13 Combined Revenue Composition* Insurance 2% Net Interest Inc 60% Mortgage Banking 8% Brokerage & Trust 17% Banking - Fees 13% * Based on 1Q05 financial results; excludes security gains/losses

BANKING - CONTRIBUTING 70% OF TOTAL REVENUES* 1st Qtr 3rd Qtr 4th Qtr 61 8 2 18 13 Net Interest Inc 60% Banking - Fees 13% * Based on 1Q05 financial results; excludes security gains/losses $58 billion in loans* $60 billion in deposits* 1,400 branch system

2001 2002 2003 2004 Pre-Tax Profits 62744 81744 131428 133892 2001 2002 2003 2004* Pre-Tax Profits 15 13 26 20 2001 2002 2003 2004* Revenue 280 225 220 225 Expenses 260 210 190 200 2001 2002 2003 2004 Revenue 564138 570617 694439 727198 $ Thousands $ Thousands Morgan Keegan Securities Industry Source: SIA, 2004 Source: SIA, 2004 * SIA forecast * SIA forecast

BALANCED MORGAN KEEGAN REVENUE STREAM Fixed Income Regions MK Trusst & Morgan Asset Management PCG Equity Capital East 0.18 0.01 0.63 0.18 Fixed Income Regions MK Trust & MAM PCG Equity Capital East 0.24 0.18 0.47 0.11 Fixed Income Capital Markets Equity Capital Markets Private Client Group Regions MK Trust & Morgan Asset Management

A CONSERVATIVE AND DISCIPLINED APPROACH TO RUNNING THE BUSINESS Conservative risk profile High-touch, customer-driven business model Historically low credit losses Historically conservative capital philosophy Disciplined balance sheet management Disciplined pricing philosophy Risk-Adjusted Return on Capital (RAROC) Model

REGIONS HAS THE RIGHT PRODUCT SET AND A BETTER BUSINESS MIX Regions National Banks Wire Houses Community Banks Over 1,400 Locations Thick Client Internet Full Service Brokerage Co. Asset Mgt. Account DDA with Free BillPay Full Service Call Center 1,600 ATMs Full Suite of Consumer Lending Products Insurance Agency Full Suite of Commercial Banking Services High Degree of Local Autonomy

A CONSERVATIVE AND DISCIPLINED APPROACH TO RUNNING THE BUSINESS Conservative risk profile High-touch, customer-driven business model Historically low credit losses Historically conservative capital philosophy Disciplined balance sheet management Disciplined pricing philosophy Risk-Adjusted Return on Capital (RAROC) Model

Historically Strong Loan Loss Record 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 Top 25 U.S. Banks (Avg.) 0.71 0.4 0.39 0.49 0.51 0.48 0.44 0.48 0.79 0.83 0.59 0.4 RF 0.23 0.19 0.16 0.15 0.27 0.28 0.36 0.31 0.4 0.35 0.32 0.28 Net Charge-offs as a Percentage of Average Loans %

A CONSERVATIVE AND DISCIPLINED APPROACH TO RUNNING THE BUSINESS Conservative risk profile High-touch, customer-driven business model Historically low credit losses Historically conservative capital philosophy Disciplined balance sheet management Disciplined pricing philosophy Risk-Adjusted Return on Capital (RAROC) Model

DISCIPLINED CAPITAL AND BALANCE SHEET MANAGEMENT Conservative tangible equity to assets of 6.72%* Low securities to total assets of 14%* Risk-adjusted return on capital model utilized throughout company Banks from total company to branch level Merger, acquisition and divestiture decisions Business lines Product Pricing *As of March 31, 2005

2005 - A TRANSITION YEAR Successful merger execution our top priority Realizing merger cost saves Investing in the future Solid 1Q05 results; but 2006 and beyond when benefits of actions become evident

2005- A TRANSITION YEAR 700 branches to be converted/closed in integration 170 branches in first conversion event; 30 were closed Events two and three involve over 200 branches each and are expected to be executed in August and November Training all branch associates in affected branches prior to conversion event Union Planters branches going through much change Learning new systems Regions' sales process Well-received

2005- A TRANSITION YEAR Integration of two very different mortgage companies Union Planters was wholesale-origination oriented Regions was retail-origination oriented Market conditions have been less than ideal Actions Taken Sold $5 billion of out of footprint servicing Sold 14 non-footprint retail mortgage production offices Eliminated conforming wholesale origination channel in order to focus on retail channel and cross-selling opportunities Eliminating inefficiencies through merger-related cost saves and ongoing review of business model

REALIZING MERGER COST SAVES 2004 2006 bl East 30 60 110 Achieved $30MM target in 2004 Targeting 2005 incremental merger-related cost saves of $100-$120 million, of which $9 million was achieved in 1Q05 Cumulative annual saves of $200 million expected by mid-2006 FYE 2006 $50-$70MM FYE 2004 $30MM FYE 2005 $100-$120MM

INVESTING IN THE FUTURE $50-$60 million will be used to fund investments in the future of Regions These investments should accelerate Regions' post- conversion growth prospects Benefits are expected immediately but will become evident in 2006 People Branches Technology East 10 25 20 $20-$25MM on New Branches $7-$10MM on People $20 MM on Technology

INVESTING IN THE FUTURE - People Hiring Bankers and Brokerage Personnel Adding over 100 private banking and commercial bankers Unique hiring opportunity created by other mergers in footprint Over 100 new Morgan Keegan locations Investments in Equity Capital Markets offices and associates Investments in bank branch locations to realize growth opportunities presented by significantly increased customer base

INVESTING IN THE FUTURE - Technology Upgrading Technology Outside of merger requirements Opportunity to enhance systems for improved customer service, better decision-making information and greater efficiencies Examples include Mainframe capacity In-house disaster recovery Enhanced branch platform

BUILDING NEW BANK BRANCHES IN HIGH POTENTIAL GROWTH AREAS Planned 2005 Branches 50 bank branches planned for 2005 High-growth potential and fill-in Initial investment: $1.5-$2.5MM each $20-$25MM in expected 2005 investment Must meet 15% IRR hurdle TX AK LA TN AL GA SC NC FL MO IO IL IN KY MS Build-out of new and growth markets Following change in demographics

REGIONS - THE FINANCIALS Successful first quarter 2005 results 7%, linked-quarter annualized increase in operating diluted earnings per share1 Healthy community banking loan and deposit growth of 6%, annualized, since merger close Record quarter for Morgan Keegan Increase of 8bps in net interest margin vs. fourth quarter Low levels of net charge-offs (0.17% of average loans, annualized) 1See Form 8K filed 4/15/05 for components of operating earnings

SOLID FIRST QUARTER 2005 RESULTS Healthy Banking Franchise 9/30/2004 12/31/2004 3/31/2005 East 46.8 47.7 48.3 9/30/2004 12/31/2004 3/31/2005 East 48.2 49 49.7 Average Community Banking Loans $ in billions Average Community Banking Deposits 6.4%, annualized, growth 6.2%, annualized, growth 3Q04 4Q04 3Q04 1Q05 4Q04 1Q05

SOLID FIRST QUARTER 2005 RESULTS Low Net Loan Losses 3Q04 4Q04 1Q05 Top 25 U.S. Banks 0.35 0.4 0.31 RF 0.29 0.32 0.17 Net Charge-offs as a Percentage of Average Loans %

2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 GAAP 15.7 13.3 16.2 12.6 15.7 17 20.6 16.4 24 21.7 19.9 20.9 19.4 19.5 23.8 26.2 SOLID FIRST QUARTER 2005 RESULTS Morgan Keegan's Strong Contribution to Net Income and Balanced Business Mix $ in millions

05 * 71 72 73 74 75 76 77 78 79 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 0.03 0.061 0.066 0.069 0.07 0.08 0.09 0.11 0.12 0.13 0.14 0.15 0.17 0.18 0.21 0.24 0.28 0.29 0.31 0.34 0.35 0.37 0.42 0.49 0.53 0.57 0.65 0.75 0.81 0.87 0.91 0.94 1 1.34 1.36 Note: Restated to reflect the exchange of Regions shares in connection with Union Planters merger. Each Regions shareholder received 1.2346 shares for each 1.0 share held on July 1, 2004. * Indicated COMMITTED TO INCREASING SHAREHOLDER VALUE 34 Consecutive Years Of Increased Dividends Current dividend yield of approximately 4%

COMMITTED TO INCREASING SHAREHOLDER VALUE Returning Excess Capital Via Share Repurchases 20 Million Share Board of Directors Authorization 14.7 million shares remaining 4.5 million shares purchased in 1Q05 Expect to Repurchase 7 - 10 million shares on average full- year 2005

IN SUMMARY.... We are working hard to create a more predictable, profitable business model that will produce consistently high returns for our shareholders... Regions' foundation is solid 2005 is a transition year in which initiatives are underway to capitalize on long-term opportunities, revamp problematic businesses, and realize optimal synergies of the Regions/Union Planters merger We are optimistic about our long-term prospects

Lehman Brothers Financial Services Conference May 11, 2005